UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

Consolidated-Tomoka Land Co.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-11350	59-0483700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida		32117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (386) 274-2202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2016, Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), issued a press release relating to the Company’s earnings for the quarter and year ended December 31, 2015. A copy of the press release is furnished as an exhibit to this report.

Item 7.01 Regulation FD Disclosure

On February 9, 2016, the Company issued a press release relating to the engagement of Deutsche Bank Securities Inc., to explore strategic alternatives including the possible sale of the Company.

On February 9, 2016, the Company issued a press release announcing the results of the investigation undertaken by the Audit Committee of its Board of Directors.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished herewith pursuant to Item 2.02 and 7.01 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

(c) Exhibits

Exhibit Number	Description
99.1	Earnings Release dated February 9, 2016
99.2	Press Release dated February 9, 2016 - Engagement of Deutsche Bank
99.3	Press Release dated February 9, 2016 – Results of Independent Investigation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: February 10, 2016	By:	/s/ Mark E. Patten
Mark E. Patten,
Senior Vice President and Chief Financial Officer